                                                                  Exhibit 10.21

                       PREFERRED STOCK OR COMMON STOCK, AS
                  APPLICABLE, PURCHASE WARRANT ISSUED IN FAVOR
                     OF PEQUOT PRIVATE EQUITY FUND II, L.P.

                        PREFERRED STOCK OR COMMON STOCK,
                        AS APPLICABLE, PURCHASE WARRANT

          THIS WARRANT AND THE SHARES OF PREFERRED STOCK OR COMMON STOCK, AS APPLICABLE, WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR DIS-POSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER. THE SALE OR OTHER DISPOSITION OF THIS WARRANT AND THE SHARES OF PREFERRED STOCK OR COMMON STOCK, AS APPLICABLE, WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT IS RESTRICTED BY A RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT, AS AMENDED, FROM TIME TO TIME, AMONG CERTAIN STOCKHOLDERS OF THE ISSUER AND THE ISSUER (THE "AGREEMENT"). A COPY OF THE AGREEMENT IS AVAILABLE FOR INSPECTION DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

NO. W-1                                               VOID AFTER EXPIRATION DATE
                                                              (AS DEFINED BELOW)

                                     WARRANT

                  TO PURCHASE 51,230 SHARES OF PREFERRED STOCK
                       OR COMMON STOCK, AS APPLICABLE, OF

                              ELASTIC NETWORKS INC.

                              Dated August 4, 2000

     THIS WARRANT CERTIFIES THAT, for value received, PEQUOT PRIVATE EQUITY FUND II, L.P. or its permitted transferees or assigns (the "Holder") is entitled to purchase from Elastic Networks Inc., a Delaware corporation (the "Company"), up to 51,230 fully paid and nonassessable shares (the "Shares") (as adjusted pursuant to SECTION 3 below) of (i) prior to the date of completion of an initial firm commitment underwritten public offering of common stock of the Company which results in net proceeds to the Company of at least $35,000,000 (a "QIPO"), Series B Redeemable Convertible Participating Preferred Stock, $.01 par value ("Preferred Stock"), of the Company and (ii) at or following the completion of a QIPO, common stock, $.01 par value ("Common Stock"), of the Company, at an exercise price equal to $7.32 per share (the "Exercise Price"), or, in case an adjustment of the Exercise Price has taken place pursuant to the provisions of SECTION 3 below, in each case at the Exercise Price as last adjusted and in effect on the date this Warrant is exercised.

     This Warrant shall expire at 5:00 p.m., Atlanta, Georgia time, on the third anniversary of the date of this Warrant (the "Expiration Date").

     Section 1. EXERCISE AND PAYMENT.

         Section 1.1 EXERCISE. On or after the date hereof, the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (together with a duly executed exercise notice (the "Notice of Exercise") in the form attached hereto as EXHIBIT A-1) at the principal office of the Company, and by the payment to the Company, by wire transfer, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

         Section 1.2 NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion (together with a duly executed exercise notice (the "Net Issue Notice of Exercise") in the form attached hereto as EXHIBIT A-2) at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of shares of Preferred Stock or Common Stock, as applicable, as is computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                          A

where

         X = the number of shares to be issued to the Holder pursuant to this SECTION 1.2.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this SECTION 1.2.

         A = the Fair Market Value of one share of Preferred Stock or Common Stock, as applicable, as determined in accordance with
                SECTION 6
                hereof, as at the time the net issue election is made pursuant to this SECTION 1.2.

         B = the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this SECTION 1.2.

         Section 1.3 STOCK CERTIFICATES. In the event of the exercise of all or any portion of this Warrant, certificates for the shares of Preferred Stock or Common Stock, as applicable, so purchased shall be delivered to the Holder by the Company at its own expense (including the payment by the Company of any applicable issue taxes or governmental charges imposed in connection with the issuance or delivery of the Preferred Stock or Common Stock, as applicable, but excluding applicable transfer taxes if the shares of Preferred Stock or Common Stock, as applicable, are to be issued to anyone other than the registered holder of this Warrant) within a reasonable time, which shall in no event be later than fifteen (15) days thereafter and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

               If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Preferred Stock or Common Stock, as applicable, or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

     Section 2. STOCK FULLY PAID; RESERVATION OF SHARES. All of the Shares issuable upon the exercise of this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable with no personal liability attaching to the ownership thereof, and free and clear of all taxes, liens, encumbrances and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Preferred Stock or Common Stock, as applicable, to provide for the exercise of this Warrant.

     Section 3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         Section 3.1 ADJUSTMENTS FOR SUBDIVISIONS OF PREFERRED STOCK OR COMMON STOCK, AS APPLICABLE. If the number of shares of Preferred Stock or Common Stock, as applicable, outstanding at any time is increased by a stock dividend payable in shares of Preferred Stock or Common Stock, as applicable, or by a subdivision or split up of stock, then the Exercise Price then in effect shall, concurrently with the effectiveness of such dividend, subdivision or split up, be proportionately decreased so that the number of shares of Preferred Stock or Common Stock, as applicable, issuable upon exercise of this Warrant shall be increased in proportion to such increase of outstanding shares of Preferred Stock or Common Stock, as applicable.

         Section 3.2 ADJUSTMENTS FOR COMBINATIONS OF PREFERRED STOCK OR COMMON STOCK, AS APPLICABLE. If the number of shares of Preferred Stock or Common Stock, as applicable, outstanding at any time is decreased by a combination of the outstanding shares of Preferred Stock or Common Stock, as applicable, then the Exercise Price then in effect shall, concurrently with the effectiveness of such combination, be proportionately increased so that the number of shares of Preferred Stock or Common Stock, as applicable, issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares of Preferred Stock or Common Stock, as applicable.

         Section 3.3 ADJUSTMENTS FOR STOCK DIVIDENDS AND OTHER DISTRIBUTIONS. In the event the Company at any time or from time to time makes or fixes a record date for the determination of holders of Preferred Stock or Common Stock, as applicable, entitled to receive any distribution (excluding any repurchases of securities by the Company not made on a pro rata basis from all holders of any class of the Company securities) payable in property (other than cash) or in securities of the Company (other than shares of Preferred Stock or Common Stock, as applicable), then and in each such event this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon the exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such property (other than cash) or securities of the Company (other than shares of Preferred Stock or Common Stock, as applicable) that the Holder would hold on the date of such exercise had it been the holder of record of the security receivable upon the exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such property (other than cash) or securities of the Company (other than shares of Preferred Stock or Common Stock, as applicable) during such period.

         Section 3.4 ADJUSTMENTS FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. Except as provided in SECTION 5 upon a Notice Event, if the entire class or series of Preferred Stock or Common Stock, as applicable, issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above) this Warrant shall thereafter be exercisable into, in lieu of the number of shares of Preferred Stock or Common Stock, as applicable, which the Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Preferred Stock or Common Stock, as applicable, that would have been subject to receipt by the Holder upon exercise of this Warrant immediately before that change. In addition, to the extent applicable in any reorganization or recapitalization, provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Preferred Stock or Common

Stock, as applicable, deliverable upon exercise would have been entitled on such reorganization or recapitalization

         Section 3.5 CERTIFICATE AS TO ADJUSTMENTS. In the case of any adjustment in the Exercise Price or number and type of securities issuable upon exercise of this Warrant, the Company will promptly give written notice to the Holder in the form of a certificate, certified and confirmed by an officer of the Company, setting forth the adjustment in reasonable detail.

         Section 4. MERGER, CONSOLIDATION, OR LIQUIDATION; QIPO.

               (i) If (A) the Company consolidates with or merges into another entity and is not the survivor, or sells or conveys substantially all of its property, and (B) in connection therewith, shares of stock, other securities, property, or cash (collectively, "Merger Consideration") are issuable or deliverable in exchange for the Company's capital stock, then (C) the Company shall give the Holder at least 10 days prior written notice of the consummation of such transaction and (D) the Holder may thereafter acquire in lieu of the shares of Preferred Stock or Common Stock, as applicable, issuable upon exercise of this Warrant the Merger Consideration which the Holder could have received had the Holder then exercised this Warrant in its entirety.

               (ii) If the Company receives notice that a purchase, tender or exchange offer has been made to the holders of more than 50% of the outstanding Preferred Stock or Common Stock, as applicable, (on an as converted basis), the Company shall give the Holder reasonable notice thereof.

               (iii) The Company shall give the Holder reasonable prior written notice of the completion of a QIPO.

         Section 5. NOTICE OF CERTAIN EVENTS. In the event (a "Notice Event"):
(a) the Company authorizes the issuance to all holders of any class of its capital stock rights or warrants to subscribe for or purchase shares of its capital stock, or any other subscription rights or warrants; (b) the Company authorizes the distribution to all holders of any class of its capital stock evidences of indebtedness or assets; (c) of any capital reorganization or reclassification of the Shares or the Company's Preferred Stock or Common
Stock, as applicable; other than a subdivision or combination of the outstanding Preferred Stock or Common Stock, as applicable, and other than a change in par value of the Preferred Stock or Common Stock, as applicable; (d)
 of any liquidation or merger to which the Company is a party and for which approval of any of the Company's stockholders is required, other than a consolidation or merger in which the Company is a continuing corporation and that does not result in any reclassification or change of the shares of Preferred Stock or Common Stock, as applicable, issuable upon the exercise of this Warrant; (e) of the conveyance or transfer of the Company's properties and assets, substantially as an entirety;
or (f) of the Company's voluntary or involuntary dissolution, liquidation or winding-up; then the Company shall cause to be mailed by certified mail to the Holder, at least 10 days prior to the applicable record or effective date hereinafter specified, a notice stating the dates as of which (x) the holders of capital stock of record to be entitled to receive any such rights, warrants or distributions are to be determined, (y) such Notice Event is expected to become effective, and (z) it is expected that Holders of record of Warrants shall be entitled to exchange or sell their shares of Preferred Stock or Common Stock, as applicable, issuable upon the exercise of this Warrant for securities or other property, if any, deliverable upon such Notice Event.

     Section 6. FRACTIONAL SHARES. No fractional shares of Preferred Stock or Common Stock, as applicable, will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Fair Market Value (as defined below) of the Preferred Stock or Common Stock, as applicable, on such date. For the purposes hereof "Fair Market Value" of a share of Preferred Stock or Common Stock, as applicable, as of a particular date means: (a) if traded on an exchange or the over-the-counter market, quoted on the Nasdaq National Market or reported by the National Quotation Bureau, then the most recently reported closing or bid price,
(b) if conversion or exercise is simultaneous with an underwritten public offering registered under the Act, the initial public offering price (before deducting commissions, discounts or expenses) per share sold in such offer, and
(c) otherwise, the price, not less than book value, determined in good faith and in such reasonable manner as prescribed by a majority of Company's Directors, including at least one director who is not a Company officer or employee (the "Outside Director").

     Section 7. RESTRICTIONS ON TRANSFER.

          Section 7.1 RESTRICTIVE LEGEND. Each certificate representing (i) the Shares and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend or recapitalization (collectively, the "Restricted Securities"), shall be endorsed as follows:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY A RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT, AS AMENDED, FROM TIME TO TIME, AMONG CERTAIN STOCKHOLDERS OF THE ISSUER AND THE ISSUER (THE "AGREEMENT"). A COPY OF THE AGREEMENT IS AVAILABLE FOR INSPECTION DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

          Section 7.2 OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof

(notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this SECTION 7.

          Section 7.3 TRANSFERS. As a condition to the transfer of this Warrant, each transferee shall execute an assignment substantially in the form attached hereto as Exhibit B. The Holder may transfer this Warrant subject to compliance with the terms of the Right of First Offer and Co-Sale Agreement dated as of May 12, 1999 among the Company, Nortel Networks Inc. ("Nortel") and the purchasers name therein, as amended. The Company may not assign its obligations under this Warrant without the prior written consent of the Holder.

     Section 8. NO RIGHTS OF STOCKHOLDERS. This Warrant does not entitle the Holder to any voting rights as a stockholder of the Company prior to the exercise of the Warrant; further, the Holder has no liability as to the Exercise Price.

     Section 9. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but it will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     Section 10. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     Section 11. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

     Section 12. MISCELLANEOUS.

          Section 12.1 GOVERNING LAW. This Warrant shall be governed by and construed in all respects in accordance with the laws of the State of Georgia without giving effect to the conflicts of laws provisions thereof.

          Section 12.2 ENTIRE AGREEMENT; AMENDMENT. This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. Neither this Warrant nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          Section 12.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors and assigns, heirs, executors, and administrators of the Company and the Holder.

          Section 12.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by overnight courier, or otherwise delivered by hand or by messenger or sent by facsimile and confirmed by mail, addressed:

               (i) if to the Company, at the address of the Company set forth on the signature page of this Warrant, Attention: Chief Executive Officer with a copy to W. Tinley Anderson, III, Esq., Hunton & Williams, Bank of America Plaza, Suite 4100, 600 Peachtree Street, N.E., Atlanta, Georgia 30308; and

               (ii) if to the Holder, at the address of such Holder set forth on the signature page of this Warrant, with a copy to E. Ann Gill, Esq., Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019.

Each of such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail or by Federal Express or other reputable overnight carrier, upon receipt.

          Section 12.5 REGISTRATION RIGHTS. With respect to the Shares received upon any exercise of this Warrant, Pequot Private Equity Fund II, L.P. and its successors and assigns pursuant to Section 4 of the Investor Rights Agreement dated as of May 12, 1999 by and among the Company, Nortel and the other parties thereto, as amended (the "Investor Rights Agreement") shall have the registration rights set forth in Section 2 of the Investor Rights Agreement.

          Section 12.6 HSR ACT. The issuance of the Shares pursuant to the exercise of this Warrant is subject to the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the Company shall use its reasonable commercial efforts to obtain such expiration or termination.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

Issued this 4th day of August, 2000.

                                     ELASTIC NETWORKS INC.

                                     By: /s/ Kevin D. Elop
                                        --------------------------------------
                                        Kevin D. Elop, Chief Financial Officer

                                             Address: 6120 Windward Parkway
                                                      Suite 100
                                                      Alpharetta, Georgia 30005

WARRANT HOLDER:

PEQUOT PRIVATE EQUITY FUND II, L.P.

By: Pequot Capital Management, Inc.,
     its Investment Manager

By: /s/ Kevin E. O'Brien
   ----------------------------------
   Kevin E. O'Brien, General Counsel

Address: 500 Nyala Farm Road
         Westport, Connecticut 06880
         Attention:  David J. Malat and Carol Holley

            THE EXERCISE OF THIS WARRANT IS SUBJECT TO THE APPLICABLE
                 REQUIREMENTS OF THE HART-SCOTT-RODINO ANTITRUST
                      IMPROVEMENTS ACT OF 1976, AS AMENDED.

                                   EXHIBIT A-1

                               NOTICE OF EXERCISE

TO:  ELASTIC NETWORKS INC.

     Attention: Chief Financial Officer

     1. The undersigned hereby elects to purchase _________ shares of [Preferred Stock or Common Stock, as applicable] of ELASTIC NETWORKS INC. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares of [Preferred Stock or Common Stock, as applicable] in the name of the undersigned or in such other name as is specified below:

                         ------------------------------
                                     (Name)

                         ------------------------------

                         ------------------------------
                                    (Address)

                                            ------------------------------------
                                                       (Signature)
                                           Title:_______________________________

------------------------
         (Date)

            THE EXERCISE OF THIS WARRANT IS SUBJECT TO THE APPLICABLE
                 REQUIREMENTS OF THE HART-SCOTT-RODINO ANTITRUST
                      IMPROVEMENTS ACT OF 1976, AS AMENDED.

                                   EXHIBIT A-2

                          NET ISSUE NOTICE OF EXERCISE

TO:  ELASTIC NETWORKS INC.

     Attention: Chief Financial Officer

     1. The undersigned hereby elects to purchase _________ shares of [Preferred Stock or Common Stock, as applicable] of ELASTIC NETWORKS INC. pursuant to the terms of this Warrant, and hereby elects under SECTION 1.2 to surrender the right to purchase _______ shares of [Preferred Stock or Common Stock, as applicable] pursuant to this Warrant for a net issue exercise with respect to ________ shares of [Preferred Stock or Common Stock, as applicable].

     2. Please issue a certificate or certificates representing said shares of [Preferred Stock or Common Stock, as applicable] in the name of the undersigned or in such other name as is specified below:

                         ------------------------------
                                     (Name)

                         ------------------------------

                         ------------------------------
                                    (Address)

                                            ------------------------------------
                                                        (Signature)

                                           Title:_______________________________

-----------------------
       (Date)

                                    EXHIBIT B

                                 ASSIGNMENT FORM
                  (To be signed only upon transfer of Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ (the "Transferee") whose address is
_____________________, the right represented by the attached Warrant to purchase
_________ shares of [Preferred Stock or Common Stock, as applicable] of ELASTIC NETWORKS INC., to which the attached Warrant relates.

     Dated:____________________

                                     ------------------------------------------
                                     (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)


                                     -------------------------------------------
                                              (Address)

Signed in the presence of:

-----------------------------